Bird Reports Second Quarter 2023 Financial Results with Improvements in Gross Margin and Operating Expense Spend • Net loss was $(9.3) million compared to $(320.3) million in the second quarter of 2022 • Adjusted EBITDA for the second quarter improved by $27.7 million to $(1.2) million from $(28.9) million in the second quarter of 2022 • Gross profit of $19.4 million compared to $(23.2) million in the prior year period • Consolidated gross margin of 40% improved by 75 basis points year-over-year • Year-over-year ride profit (before depreciation) margin improved by 10 points to 57% in the second quarter • Total operating expenses in the second quarter decreased 89% and adjusted operating expenses decreased 50% (Miami, FL) – August 9, 2023 – Bird Global, Inc. ("Bird" or the "Company") (NYSE: BRDS), a leader in environmentally friendly electric transportation, today announced financial results for the second quarter ended June 30, 2023. The Company also announced the appointment of Michael Washinushi as interim CEO. “Today, as I step into the interim CEO role, I’m more convinced than ever that the Bird platform is the best solution to support the evolving transit and climate initiatives of all cities," said Washinushi. "In my expanded role, we will continue to focus on our mandates of acting as a trusted partner to the cities, and manage expenses in effort to achieve profitability and sustained positive free cash flow as we deliver great rider experience around the globe. Last year we made the conscious decision to exit unprofitable markets, as a result we saw a year over year decline in rides. Nevertheless, we remain focused on our operational execution and becoming a profitable company." Quarter Ended June 30, 2023 Financial Results • Consistent with operating in fewer markets than last year, revenue was $48.3 million compared to $66.8 million in the second quarter of 2022. • Consolidated gross margin as a percentage of revenue was 40%, a 75 percentage basis point increase compared to the second quarter of 2022. • Gross profit was $19.4 million compared to $(23.2) million in the prior year period. • Ride Profit (before depreciation) was $26.6 million, compared to $28.4 million in the second quarter of 2022. • Ride Profit (before depreciation) as a percentage of Bird’s core vehicle-sharing business (“Sharing”) revenue was 57%, compared to 47% in the second quarter of 2022. • Total operating expenses were $36.1 million, including $5.9 million of non-cash stock-based compensation expense in the second quarter of 2023. • Adjusted Operating Expenses of $28.0 million decreased 50% in the second quarter of 2023 compared to the same period last year. • Net loss was $(9.3) million in the three months ended June 30, 2023, compared to $(320.3) million in the prior year period. • Adjusted EBITDA loss narrowed to $(1.2) million in the three months ended June 30, 2023 compared to $(28.9) million in the prior year period. • Cash flow from operations was $(1.8) million compared to $(4.5) million in the prior year period. • Free Cash Flow was $(1.8) million in the second quarter of 2023 compared to $(24.2) million in the prior year period.

**Bird Global, Inc.**

*(In million, except percentages or as otherwise noted)*

| | Three Months Ended June 30, | | | Six Months Ended June 30, | | |
|---|---|---|---|---|---|---|
| | 2023 | 2022 | % Change | 2023 | 2022 | % Change |
| | | | | | | |
| Rides [(1)] | 8.8 | 14.5 | (39)% | 14.0 | 21.8 | (36)% |
| Average Rides per Deployed Vehicles per Day [(1)] | 1.2x | 1.5x | (19)% | 1.0x | 1.3x | (19)% |
| Average Deployed Vehicles (in thousands) [(1)] | 82.7 | 109.9 | (25)% | 75.2 | 94.5 | (20)% |
| Revenue | $ 48.3 | $ 66.8 | (28)% | $ 77.9 | $ 102.1 | (24)% |
| Gross margin | 40% | (35)% | 75% | 31% | (22)% | 53% |
| Sharing gross margin | 40% | 14% | 26% | 31% | 10% | 21% |
| Ride Profit margin (before Vehicle Depreciation) [(2)] | 57% | 47% | 10% | 55% | 43% | 12% |
| Ride Profit margin (after Vehicle Depreciation) [(2)] | 40% | 16% | 24% | 32% | 12% | 20% |
| Total operating expenses | $ 36.1 | $ 317.9 | (89)% | $ 76.6 | $ 418.1 | (82)% |
| Adjusted Operating Expenses [(2)] | $ 28.0 | $ 56.0 | (50)% | $ 58.5 | $ 106.0 | (45)% |
| Net loss | $ (9.3) | $ (320.3) | (97)% | $ (53.6) | $ (312.6) | 83% |
| Adjusted EBITDA [(2)] | $ (1.2) | $ (28.9) | 96% | $ (16.6) | $ (68.4) | 76% |
| Cash flows from operations | $ (1.8) | $ (4.5) | 60% | $ (23.5) | $ (47.1) | 50% |
| Free Cash Flow | $ (1.8) | $ (24.2) | 92% | $ (26.9) | $ (130.4) | 79% |

(1) Rides, Average Rides per Deployed Vehicle per Day, and Average Deployed Vehicles reflect key financial metrics. See “Key Financial Metrics” for additional information.

(2) Ride Profit, Ride Profit Margin, Adjusted Operating Expenses, Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures. See "Non-GAAP Financial Measures" for additional information on non-GAAP financial measures and the appendix to this press release for a reconciliation to the most comparable GAAP measures.

## Going Concern

The Company’s ability to fund working capital, make capital expenditures, and service its debt will depend on its ability to generate cash from operating activities, which is subject to its future operating success, and obtain financing on reasonable terms, which is subject to factors beyond its control, including general economic, political, and financial market conditions. The capital markets have in the past experienced, are currently experiencing, and may in the future experience periods of volatility that could impact the availability and cost of equity and debt financing and there can be no assurances that such financing will be available to the Company on satisfactory terms, or at all. As of June 30, 2023, the Company had $6.8 million in unrestricted cash and cash equivalents which, without additional funding, will not be sufficient to meet the Company’s obligations within the next 12 months. If the Company is unable to raise additional capital and generate cash flows necessary to expand its operations and invest in continued innovation, it may not be able to compete successfully and may need to scale back or discontinue certain or all of its operations in order to reduce costs or seek bankruptcy protection, which would harm its business, financial condition, and results of operations. As such, these factors raise substantial doubt about the Company’s ability to continue as a going concern. Accordingly, the Company plans to continue to closely monitor its operating forecast, reduce its operating expenses, and pursue additional sources of outside capital. Along with this global footprint realignment, the Company is targeting additional reductions in its operating expenses.

## Conference Call Information

A conference call to discuss the Company’s second quarter 2023 financial results and other business updates is scheduled for tomorrow morning, August 10 2023, at 8:00 am Eastern time. The general public is invited to join the live audio webcast available online at https://ir.bird.co. A recorded replay of the webcast will be available within two hours of the conclusion of the event and can be accessed online at https://ir.bird.co for 90 days.

## About Bird

Bird is an electric vehicle company dedicated to bringing affordable, environmentally friendly transportation solutions such as e-scooters and e-bikes to communities across the world. Founded in 2017 by transportation pioneer Travis VanderZanden, Bird’s cleaner, affordable, and on-demand mobility solutions are available in more than 350 cities, primarily across the United States, Canada, Europe, the Middle East, and Australia. We take a collaborative, community-first approach to micromobility. Bird partners closely with the cities in which it operates to provide a reliable and affordable transportation option for people who live and work there.

Non-GAAP Financial Measures This press release contains "Ride Profit," "Ride Profit Margin," "Adjusted Operating Expenses," "Adjusted EBITDA," and "Free Cash Flow" which are measures that are not prepared and presented in accordance with generally accepted accounting principles in the United States ("GAAP"). The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. “Ride Profit” reflects the profit generated from rides in our Sharing business after accounting for direct ride expenses, which primarily consist of payments to Fleet Managers. Other ride costs include payment processing fees, network infrastructure, and city permit fees. We calculate Ride Profit (i) before Vehicle Depreciation to illustrate the cash return and (ii) after Vehicle Depreciation to illustrate the impact of the evolution of our vehicles. “Ride Profit Margin” is Ride Profit divided by the revenue we generate from our Sharing business. We use Ride Profit Margin for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe that Ride Profit and Ride Profit Margin, both exclusive of and inclusive of Vehicle Depreciation, are useful indicators of the economics of our Sharing business, as they exclude indirect unallocated expenses such as research and development, selling and marketing, and general and administrative expenses. “Adjusted Operating Expenses” is a supplemental measure of operating expenses used to provide investors with additional information about the Company's business performance. We believe Adjusted Operating Expenses is useful in evaluating the operational costs of our business as it excludes impact from items that are non-cash in nature, non-recurring, or not related to our core business operations. We calculate Adjusted Operating Expenses as total operating expenses, adjusted to exclude (i) depreciation and amortization associated with operating expenses, (ii) stock-based compensation expense, (iii) legal settlements and reserves, (iv) impairment of assets, and (v) other non-recurring, non-cash, or non-core items. “Adjusted EBITDA” is a supplemental measure of operating performance used to inform management decisions for the business. We believe Adjusted EBITDA is useful in evaluating our performance on a relative basis to other comparable businesses as it excludes impact from items that are non-cash in nature, non-recurring, or not related to our core business operations. We calculate Adjusted EBITDA as net profit or loss, adjusted to exclude (i) interest expense (income), net, (ii) provision for (benefit from) income taxes, (iii) depreciation and amortization, (iv) vehicle count adjustments, (v) stock-based compensation expense, (vi) other income (expense), net, (vii) legal settlements and reserves, (viii) impairment of product sales inventory, (ix) impairment of assets, and (x) other non-recurring, non-cash, or non-core items. “Free Cash Flow” is a non-GAAP financial measure used by our management and board of directors as an important indicator of our liquidity, as it is an additional basis for assessing the amount of cash we generate. Accordingly, we believe that Free Cash Flow provides useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors. There are limitations related to the use of Free Cash Flow as an analytical tool, including: other companies may calculate Free Cash Flow differently, which reduces its usefulness as a comparative measure; free cash flow does not reflect our future contractual commitments; and Free Cash Flow does not represent the total residual cash flow for a given period. We calculate Free Cash Flow as net cash provided by (used in) operating activities, adjusted to exclude capital expenditures, which consist of purchases of vehicles and property and equipment. There are a number of limitations related to the use of non-GAAP financial measures. In light of these limitations, we provide specific information regarding the GAAP amounts excluded from Ride Profit, Ride Profit Margin, Adjusted Operating Expenses, Adjusted EBITDA and Free Cash Flow. For reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this press release. Key Financial Metrics This press release also contains certain key business metrics which are used to evaluate our business, measure our performance, identify trends affecting our business, formulate business plans, and make strategic decisions. We calculate “Rides” as the total number of paid and unpaid trips completed by customers of our Sharing business. Rides are seasonal to a certain degree. “Deployed Vehicles” reflects the number of vehicles available to riders through our Sharing business. We calculate Deployed Vehicles on a pro-rata basis over a 24-hour period, wherein two vehicles deployed for a combined period of 24 hours equate to one Deployed Vehicle. “Rides per Deployed Vehicle per Day” ("RpD") reflects the rate at which our shared vehicles are utilized by riders. We calculate RpD as the total number of Rides divided by total Deployed Vehicles in our Sharing business each calendar day. Forward-Looking Statements This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. We based these forward-looking statements on our current expectations and projections about future events. All statements, other than statements of present or historical fact included in this press release, including those regarding our future financial performance and strategy, expected path to profitability, future operations, future operating results and financial condition, ability to achieve our self-sustainability goals, anticipated Adjusted Operating Expenses for full year 2023, anticipated Adjusted EBITDA for full year 2023, ability to achieve positive Free Cash Flow in 2023, our plans to seek additional capital, and objectives of our management are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” “project,” or the negative of such terms or other similar expressions. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. We caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. Some of the risks and uncertainties that may cause our actual results to materially differ from those expressed or implied by these forward-looking statements are described in the “Risk Factors” section in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as our other filings with Securities and Exchange Commission. The forward-looking statements in this press release speak only as of the time made and the Company does not undertake to update or revise them to reflect future events or circumstances. Investor Contact Investor@bird.co Media Contact Press@bird.co

Bird Global, Inc. Condensed Consolidated Balance Sheets (Unaudited, in thousands, except per share amounts and number of shares) June 30, 2023 December 31, 2022 Assets Current assets: Cash and cash equivalents $ 6,806 $ 33,469 Restricted cash and cash equivalents—current 4,313 4,978 Accounts receivable, net 790 2,188 Inventory 1,477 1,535 Prepaid expenses and other current assets 11,818 22,615 Total current assets 25,204 64,785 Restricted cash and cash equivalents—non current 625 598 Vehicle deposits 43,979 48,783 Vehicles, net 85,693 100,088 Goodwill 30,083 — Other assets 9,429 11,402 Total assets 195,013 225,656 Liabilities and Stockholders’ Equity Current liabilities: Accounts payable $ 21,469 $ 20,235 Accrued expenses 28,520 33,413 Deferred revenue 43,161 47,820 Notes payable—non current (including $58.9 million at June 30, 2023 and $30.1 million at December 31, 2022 of Convertible Senior Secured Notes measured at fair value) 21,014 22,200 Other current liabilities 8,330 10,950 Total current liabilities 122,494 134,618 Notes payable—non current 75,988 56,205 Derivative liabilities 840 1,892 Other liabilities 6,616 7,831 Total liabilities 205,938 200,546 Stockholders’ (Deficit) Equity Class A common stock, $0.0001 par value, 40,000,000 shares authorized, and 11,412,129 and 10,507,830 shares issued and outstanding as of June 30, 2023 and December 31, 2022, respectively, and Class X common stock, $0.0001 par value, 2,000,000 shares authorized, 1,381,398 shares issued and outstanding as of June 30, 2023 and December 31, 2022 32 30 Additional paid-in capital 1,589,717 1,572,576 Accumulated other comprehensive loss (7,171) (7,621) Accumulated deficit (1,593,503) (1,539,875) Total stockholders’ (deficit) equity (10,925) 25,110 Total liabilities and stockholders’ equity $ 195,013 $ 225,656

**Bird Global, Inc.**

**Condensed Consolidated Statements of Operations**

*(Unaudited, in thousands, except per share amounts and number of shares)*

| | Three Months Ended June 30, | | Six Months Ended June 30, | |
|---|---|---|---|---|
| | 2023 | 2022 | 2023 | 2022 |
| **Revenues:** | | | | |
| Revenues from sharing | $ 46,764 | $ 60,623 | $ 75,281 | $ 90,830 |
| Revenues from platform partner services | 662 | 1,867 | 1,356 | 2,606 |
| Revenues from product sales | 908 | 4,275 | 1,234 | 8,703 |
| **Total revenues** | **48,334** | **66,765** | **77,871** | **102,139** |
| **Cost of revenues:** | | | | |
| Cost of sharing, exclusive of depreciation | 20,364 | 33,551 | 34,444 | 54,603 |
| Depreciation on sharing vehicles | 7,683 | 18,424 | 17,518 | 27,364 |
| Total cost of sharing | 28,047 | 51,975 | 51,962 | 81,967 |
| Cost of platform partner services | 324 | 529 | 606 | 863 |
| Cost of product sales | 613 | 5,734 | 868 | 9,963 |
| Impairment of product sales inventory | — | 31,769 | — | 31,769 |
| **Total cost of revenues** | **28,984** | **90,007** | **53,436** | **124,562** |
| **Total gross profit (loss)** | **19,350** | **(23,242)** | **24,435** | **(22,423)** |
| **Other operating expenses:** | | | | |
| General and administrative | 30,424 | 84,393 | 62,064 | 169,043 |
| Selling and marketing | 1,184 | 5,359 | 3,119 | 10,410 |
| Research and development | 3,734 | 12,324 | 10,713 | 22,837 |
| Impairment of assets | — | 215,822 | — | 215,822 |
| Loss on Disposal of Fixed Assets | 741 | — | 741 | — |
| **Total operating expenses** | **36,083** | **317,898** | **76,637** | **418,112** |
| **Loss from operations** | **(16,733)** | **(341,140)** | **(52,202)** | **(440,535)** |
| Interest income | 105 | 8 | 112 | 81 |
| Interest expense | (1,905) | (2,618) | (3,874) | (4,092) |
| Other income, net | 8,267 | 23,518 | 2,288 | 132,098 |
| **Loss before income taxes** | **(10,266)** | **(320,232)** | **(53,676)** | **(312,448)** |
| (Benefit from) provision for income taxes | (956) | 84 | (48) | 121 |
| **Net loss** | **(9,310)** | **(320,316)** | **(53,628)** | **(312,569)** |
| Loss per share | | | | |
| Basic | (0.73) | (29.04) | (4.22) | (28.45) |
| Diluted | (0.73) | (29.04) | (4.22) | (28.45) |
| Weighted-average shares of common stock outstanding, basic and diluted | | | | |
| Basic | 12,778,686 | 11,031,487 | 12,714,504 | 10,987,881 |
| Diluted | 12,778,686 | 11,092,344 | 12,714,504 | 11,029,365 |

Bird Global, Inc. Condensed Consolidated Statements of Cash Flows (Unaudited, in thousands) Six Months Ended June 30, 2023 2022 Cash flows from operating activities Net loss $ (53,628) $ (312,569) Adjustments to reconcile net loss to net cash used in operating activities: Mark-to-market adjustments of derivative liabilities and fair valued convertible notes (1,998) (134,936) Impairment of assets — 215,822 Impairment of product sales inventory — 31,769 Depreciation and amortization 18,271 28,829 Non-cash vehicle expenses 1,799 7,160 Loss on disposal of vehicles 741 — Stock-based compensation expense 13,201 92,354 Amortization of debt issuance costs and discounts 1,188 1,127 Bad debt (recovery) expense (118) 4,898 Other 424 (779) Changes in assets and liabilities: Accounts receivable 1,612 (1,223) Inventory 1,368 7,725 Prepaid expenses and other current assets 5,051 (13,332) Other assets 416 266 Accounts payable 974 11,642 Deferred revenue (6,535) 6,106 Accrued expenses and other current liabilities (3,071) 9,703 Other liabilities (3,207) (1,703) Net cash used in operating activities (23,512) (47,141) Cash flows from investing activities Proceeds from sale of fixed asset 199 — Purchases of property and equipment (168) (430) Purchases of vehicles (3,150) (82,883) Net cash used in investing activities (3,119) (83,313) Cash flows from financing activities Proceeds from borrowings, net of issuance costs — 95,365 Proceeds from issuance of convertible debt, net of issuance costs 8,619 0 Proceeds for the issuance of common stock 250 — Payments for taxes related to net share settlement (4) (2,011) Payment for settlement of debt (10,225) (21,452) Proceeds from issuance of common stock — 258 Proceeds from issuance of convertible debt from Bird Canada acquisition $ 994 $ — Net cash (used in) provided by financing activities (366) 72,160 Effect of exchange rate changes on cash (304) 3,498 Net decrease in cash and cash equivalents and restricted cash and cash equivalents (27,301) (54,796) Cash and cash equivalents and restricted cash and cash equivalents Beginning of period 39,045 159,901 End of period 11,744 105,105 Components of cash and cash equivalents and restricted cash and cash equivalents Cash and cash equivalents 6,806 57,140 Restricted cash and cash equivalents 4,938 47,965 Total cash and cash equivalents and restricted cash and cash equivalents 11,744 105,105

Bird Global, Inc. Calculations of Key Metrics and GAAP to Non-GAAP Reconciliations (In millions, except as otherwise noted) Reconciliation of Adjusted EBITDA to Net Loss Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 (in millions) Net loss (9.3) (320.3) (53.6) (312.6) Interest income (0.1) — (0.1) (0.1) Interest expense 1.9 2.6 3.9 4.1 (Benefit from) provision for income taxes (1.0) 0.1 — 0.1 Depreciation and amortization 8.1 19.3 18.3 29.1 Vehicle count adjustments (0.2) — (0.1) 0.6 Stock-based compensation expense 5.9 43.7 13.2 92.4 Other income, net (8.3) (23.5) (2.3) (132.1) Legal settlements and reserves 0.5 0.1 0.8 1.0 Impairment of product sales inventory — 31.8 — 31.8 Impairment of assets — 215.8 — 215.8 Other non-recurring, non-cash, or non-core items (1) 1.3 1.5 3.3 1.5 Adjusted EBITDA (1.2) (28.9) (16.6) (68.4) (1) Consists primarily of $0.7 million loss on disposal of vehicles for the three and six months ended June 30, 2023 and $0.5 million and $2.5 million of restructuring costs for the three and six months ended June 30, 2023, respectively.

### Reconciliation of Free Cash Flow to Cash Flow from Operations

| | Three Months Ended June 30, | | Six Months Ended June 30, | |
|---|---|---|---|---|
| | 2023 | 2022 | 2023 | 2022 |
| *(in millions)* | | | | |
| Net cash used in operating activities | $ (1.8) | $ (4.5) | $ (23.5) | $ (47.1) |
| Capital Expenditures[(1)] | — | (19.7) | (3.4) | (83.3) |
| **Free Cash Flow** | **$ (1.8)** | **$ (24.2)** | **$ (26.9)** | **$ (130.4)** |

(1) Capital expenditures were primarily made up of purchases of vehicles, which were $nil and $19.5 million for the three months ended June 30, 2023 and 2022, respectively, and $3.2 million and $82.9 million for the six months ended June 30, 2023 and 2022, respectively.

### Reconciliation of Ride Profit to Gross Profit (Loss)

| | Three Months Ended June 30, | | Six Months Ended June 30, | |
|---|---|---|---|---|
| | 2023 | 2022 | 2023 | 2022 |
| (in millions) | | | | |
| Gross profit (loss) | 19.4 | (23.2) | 24.4 | (22.4) |
| Vehicle depreciation | 7.7 | 18.4 | 17.5 | 27.7 |
| Vehicle count adjustments [(1)] | (0.2) | — | (0.1) | 0.6 |
| Product Sales division [(2)] | (0.3) | 33.2 | (0.4) | 33.1 |
| Ride Profit (before Vehicle Depreciation) | 26.6 | 28.4 | 41.4 | 39.0 |
| Vehicle depreciation | (7.7) | (18.4) | (17.5) | (27.7) |
| Ride Profit (after Vehicle Depreciation) | 18.9 | 10.0 | 23.9 | 11.3 |

(1) We exclude vehicle count adjustments as these are adjustments made based on results of physical inventory counts, which are non-cash in nature.

(2) We exclude the revenue and cost of revenue associated with vehicle sales to retail customers and Bird Platform partners.

| | Three Months Ended June 30, | | Six Months Ended June 30, | |
|---|---|---|---|---|
| (in millions, unless otherwise noted) | 2023 | 2022 | 2023 | 2022 |
| Sharing Revenue | $ 46.8 | $ 60.6 | $ 75.3 | $ 90.8 |
| Ride Profit Margin % (before Vehicle Depreciation) | 57 % | 47 % | 55 % | 43 % |
| Ride Profit Margin % (after Vehicle Depreciation) | 40 % | 16 % | 32 % | 12 % |

Reconciliation of Adjusted Operating Expenses to Total Operating Expenses Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 (in millions, except as otherwise noted) Total operating expenses $ 36.1 $ 317.9 $ 76.6 $ 418.1 Impairment of assets — (215.8) — (215.8) Depreciation and amortization (1) (0.4) (0.8) (0.8) (1.4) Stock-based compensation expense (5.9) (43.7) (13.2) (92.4) Legal settlements and reserves (0.5) (0.1) (0.8) (1.0) Other non-recurring, non-cash, and non-core items (1.3) (1.5) (3.3) (1.5) Adjusted Operating Expenses $ 28.0 $ 56.0 $ 58.5 $ 106.0 % of Revenue 58% 84% 75% 104% (1) Depreciation and amortization is comprised of property and equipment depreciation and intangible asset amortization, which is part of total operating expenses.